LIFE SCIENCES RESEARCH, INC. AND SUBSIDIARIES


                                                                   Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Life Sciences Research, Inc. (LSR) on Form 10-Q for the period ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew H. Baker, Chairman of the Board and Chief Executive Officer of LSR, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and

     (2) The Information contained in the report fairly presents, in all material respects, the financial condition and results of operations of LSR.

Date:    May 6, 2004

                                          /s/ Andrew Baker
                                          ------------------------------

                                          Andrew H. Baker
                                          Chairman of the Board
                                          and Chief Executive Officer
                                          (Principal Executive Officer)